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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 30, 1998

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              EXCO RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     STATE OF TEXAS                    0-9204                    74-1492779
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                             IDENTIFICATION NO.)



          5735 PINELAND DRIVE
               SUITE 235
             DALLAS, TEXAS                                         75231
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 368-2084


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 1998, EXCO Resources, Inc. ("EXCO") completed the acquisition of certain oil and natural gas properties from J.M. Hill, J.M. Hill, Trustee, Walter O. Hill, Steve J. Devos, Bart Humphrey and various working interest owners, in Dawson and Brazos Counties, Texas (the "Dawson County Properties"). The Dawson County Properties include 11 gross (5.3 net) producing wells and 4 gross (1.5 net) saltwater disposal and non-producing wells which may require recompletions, workovers or abandonment. EXCO assumed operations of all 15 wells acquired in the transaction. The Dawson County Properties include 645 gross (327 net) developed acres and 627 gross (279 net) undeveloped acres. As of April 1, 1998, the Dawson County Properties were estimated to contain 476,330 barrels of oil ("Bbls") and 240 million cubic feet ("Mmcf") of gas. The purchase price was approximately $3.5 million cash paid for using funds available under EXCO's Credit Facility.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

    (a)    Financial Statements of Business.

           The financial statements for the Dawson County Properties are incorporated herein by reference to the section entitled "Financial Statements of Businesses Acquired -- Dawson County Properties " in Pre-effective Amendment No. 2 to Form S-2 filed with the Securities and Exchange Commission on July 2, 1998.

    (b)    Pro Forma Financial Information.

           The pro forma financial information for the Dawson County Properties are incorporated herein by reference to the section entitled "Pro Forma Combined Condensed Financial Statements (unaudited)" in Pre-effective Amendment No. 2 on Form S-2 filed with the Securities and Exchange Commission on July 2, 1998.

    (c)    Exhibits.

           10.1 Purchase and Sale Agreement dated June 24, 1998 by and between Humphrey Oil Interests, L.P. on the one hand, and EXCO Resources, Inc. on the other.

           10.2 Purchase and Sale Agreement dated June 24, 1998 by and between J.M. Hill Individually and as Trustee, Walter O. Hill and Steven J. Devos on the one hand and EXCO Resources, Inc. on the other.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EXCO RESOURCES, INC.


                                             By:   /s/ J. DOUGLAS RAMSEY
                                                   ----------------------------
                                             Name: J. Douglas Ramsey
                                             Title: Chief Financial Officer

Dated: July 14, 1998



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                              INDEX TO EXHIBITS


EXHIBIT
  NO.                            DESCRIPTION
-------                          -----------
10.1        Purchase and Sale Agreement dated June 24, 1998 by and between
            Humphrey Oil Interests, L.P. on the one hand, and  EXCO Resources,
            Inc. on the other.

10.2        Purchase and Sale Agreement dated June 24, 1998 by and between
            J.M. Hill Individually and as Trustee, Walter O.  Hill and Steven
            J. Devos on the one hand and EXCO  Resources, Inc. on the other.
